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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Post-Effective Amendment Number 1 to Registration Statement Number 33-5389 on Form S-8 dated May 2, 1986, of our report with respect to the financial statements and schedules of BRE Properties, Inc. dated August 28, 1995, included in the Annual Report on Form 10-K for the year ended July 31, 1995.



Ernst & Young LLP
San Francisco, California
October 24, 1995